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                                                                    EXHIBIT 10.3

                 SIXTH AMENDMENT TO LETTER OF CREDIT AGREEMENT

     This Amendment dated as of October 29, 1999 is between Bank of America, N.A., formerly known as Bank of America National Trust and Savings Association (the "Bank") and Williams-Sonoma, Inc. (the "Borrower").

                                    RECITALS

     A. The Bank and the Borrower entered into a certain Letter of Credit Agreement dated as of June 1, 1997 (as previously amended, the "Agreement").

     B. The Bank and the Borrower desire to amend the Agreement.

                                   AGREEMENT

     1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Agreement.

     2. Amendment. Paragraph 2A.1, which was added to the Agreement by the Fifth Amendment, is amended by changing the Revolver Expiration Date to December 1, 1999.

     3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that the representations and warrants in Article 5 of the Agreement, as applied to the Agreement as amended hereby, are true and correct as of the date of this Amendment as if made on the date of this Agreement.

     4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank: A Guarantor Acknowledgment and Consent in the form attached hereto.

     5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

     This Amendment is executed as of the date first stated above.

BANK OF AMERICA, N.A.                   WILLIAMS-SONOMA, INC.


By /s/ HENRY ROGERS                     By /s/ JERRY S. B. DRATLER
   ---------------------------             -----------------------------
   Henry Rogers
   Senior Vice President                Title V P Finance
                                              --------------------------

                                        By /s/ JOHN TATE
                                           -----------------------------

                                        Title CFO
                                              --------------------------



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                            GUARANTOR ACKNOWLEDGMENT
                                  AND CONSENT

     The undersigned, each a guarantor with respect to the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Borrower of the foregoing Sixth Amendment to Letter of Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Borrower under the Agreement, as amended.



     Dated as of October 29, 1999         WILLIAMS-SONOMA STORES, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          HOLD EVERYTHING, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          CHAMBERS CATALOG
                                          COMPANY, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          POTTERY BARN EAST, INC.

                                          By: /s/ JERRY S. B. DRATLER
                                             ---------------------------
                                              Jerry S. B. Dratler
                                              Assistant Secretary


                                          WILLIAMS-SONOMA STORES, LLC

                                          By Williams-Sonoma, Inc., its sole
                                          member

                                          By: /s/ JERRY S. B. DRATLER
                                             -----------------------------------
                                              Jerry S. B. Dratler, its President



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